UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)  December  17,  2004
                                                         -------------------

                         ALPHA WIRELESS BROADBAND, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                  0-20259                       33-0845463
          ------                  -------                       ----------
(State or other jurisdiction    (Commission                    (IRS Employer
      of incorporation)         File Number)                 Identification No.)

     10120 South Eastern Avenue, Suite 200, Henderson, Nevada       89052
     --------------------------------------------------------       -----
            (Address of principal executive offices)              (Zip Code)

                                  775-588-2387
                                  ------------
               Registrant's telephone number, including area code

                                      None
                                      ----
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

In connection with existing employment and consulting agreements, the Company issued approximately 554,777,500 shares of its restricted common stock and 55,472 shares of Class A preferred stock to the approximately 10 employees and


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consultants.  The  shares  were  issued  to  the  employees  and  consultants in consideration  of  services  rendered  to  the  Company.

An additional 55,784 shares of Class A preferred stock was issued the Reda Family Trust as collateral on a debt owed by the Company to the trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha  Wireless  Broadband,  Inc.
---------------------------------
(Registrant)

December  17,  2004
-------------------
(Date)

By:  /s/ Albert  R.  Reda
     -----------------------
Albert  R.  Reda,  President
(Signature)


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